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                              BISHOP STREET FUNDS

                               MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND

                        SUPPLEMENT DATED AUGUST 31, 2000
                       TO PROSPECTUS DATED APRIL 30, 2000

The Supplement refers to the Money Market Fund and Treasury Money Market Fund and provides new and additional information beyond that contained in the Prospectus. The Supplement should be read in conjunction with the Prospectus.

The paragraph that discusses the calculating of the NAV for the money market funds in the section entitled "GENERAL INFORMATION" of the Prospectus should be removed and replaced with the following:

The Funds calculate each money market fund's NAV once each Business Day at 4:00 p.m., Eastern time. So for you to be eligible to receive dividends declared on the day you submit your purchase order, the Funds generally must receive your order and federal funds (readily available funds) before 4:00 p.m., Eastern time.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.